Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Spongetech Delivery Systems, Inc. (the "Company") on Form 10-QSB/A for the period ending August 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Moskowitz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 26, 2006
                                                         /s/ Steven Moskowitz
                                                         -----------------------
                                                         Steven Moskowitz
                                                         Chief Financial Officer